                  Amendment To Lease Agreement
                            EXHIBIT B
                               TO
                     SECURED LOAN AGREEMENT

          This Amendment to Lease Agreement (this "Amendment"), dated as of July 1, 1993, is entered into between SAN DIEGO GAS &
ELECTRIC COMPANY ("Lessee") and SANWA BANK CALIFORNIA, as Owner
Trustee ("Lessor") with reference to the following:

                            RECITALS

          A.    Lessee and Lessor's predecessor, LLOYD'S BANK
CALIFORNIA, are parties to that certain Lease Agreement dated as of June 15, 1978 (the "Lease Agreement"), as supplemented by
Lease Supplement No. 1, dated August 1, 1978, between the parties; and

          B. Contemporaneously with the execution of this Amendment (i) First Interstate Bank of California (formerly known as United California Bank), as Indenture Trustee, and Lessor, as Owner Trustee, are entering into the Second Supplemental Indenture providing for the creation and issuance of Loan Certificates of Series B and (ii) Lessor, Lessee, The Prudential Insurance Company of America, Prudential Property and Casualty Insurance Company and Prudential Reinsurance Company, as Secured Loan Agreement Participants, BA Leasing & Capital Corporation (formerly known as BameriLease, Inc.), as Owner Participant, and the Indenture Trustee are entering into the Secured Loan Agreement pursuant to which the Secured Loan Agreement Participants will receive Loan Certificates of Series B to evidence loans by the Secured Loan Agreement Participants to the Owner Trustee, the proceeds of which will be used by the Owner Trustee simultaneously to refinance all of the outstanding Loan Certificates of Series A;

          C. In order to effect the transactions contemplated by the Second Supplemental Indenture and the Secured Loan
Agreement, the parties desire to amend the Lease Agreement as set forth heroin.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby specifically acknowledged, the Parties hereto agree as follows:

          1.     Amendments to Lease Agreement.    Lessee and
Lessor agree that the Lease Agreement is hereby amended as follows:

                       Exhibit B - Page 1

               (a) The definition of "Documents" contained in Section l(a) of the Lease Agreement is amended in its entirety to read as follows:

     "'Documents' shall mean the Financing Agreement, the Secured Loan Agreement, the Trust Agreement, the Trust Agreement Amendment, this Lease, the Lease Supplement, the Lease Amendment, the Facilities Agreement, the Consent, the Indenture, the Indenture Supplement, the Second Supplemental indenture, the Contracts, the Consents to Assignment of Contract Rights, the Deed and the Bill of Sale."

               (b) The following new definitions are added to Section l(a) of the Lease Agreement:

     "'Lease Amendment' shall mean the Amendment to Lease
     Agreement entered into between Lessor and Lessee as of July
     1, 1993."

     "'Trust Agreement Amendment' shall mean the Amendment to Trust Agreement entered into between Owner Participant and Owner Trustee as of June 29, 1993."

               (c) Section l(e) of the Lease Agreement is amended in its entirety to read as follows:

     "Reference to Indenture. For all purposes of this Lease, the following terms shall have the meanings given them in the
     Indenture:    'Affiliate', 'Indenture Supplement', 'Second
     Supplemental Indenture', 'Indenture Trustee Office', 'Loan Certificate', 'Loan Certificates of Series A', 'Loan Certificates of Series B', 'Majority in Interest of Participants', 'Person', 'Secured Loan Agreement', 'Secured Loan Agreement Participants' and 'Trust Indenture Estate',"

               (d] Section 5(b) of the Lease Agreement is amended in its entirety to read as follows:

     Basic Rent. Lessee agrees to pay Basic Rent in fifty semi-annual installments on the Semi-Annual Rent Payment Dates during the Basic Term (i) in an amount equal to $5,051,209.87 for each installment due from July 1, 1979 through July 1, 1993, plus any increase therein required pursuant to Section 10(a) of the Financing Agreement if the aggregate of Fees and Expenses under the Financing Agreement exceed $1,650,000 and (ii) in the amount set forth on
     Schedule 4 hereto for each installment due from January 1, 1994 through January 1, 2004; provided that the amount of Basic Rent payable on any Semi-Annual Rent Payment Date shall in no event be less than the aggregate amount of principal and interest due and payable on the [loan certificates on such Semi-Annual Rent Payment Date.

                        Exhibit B - Page 2

               (e) Section 5(c) of the Lease Agreement is amended to delete the words "Section 9(a) of the Financing Agreement" in the second and third lines thereof and substitute therefor the words "Section 8(a) of the Secured Loan Agreement."

               (f) Section 5(d) of the Lease Agreement is amended to delete the words Section 9(a) of the Financing Agreement" in the ninth and tenth lines thereof and substitute therefor the words
Section 8(a) of the Secured Loan Agreement.

               (g) Section 5(e) of the Lease Agreement is amended to delete the words "Section 9(a) of the Financing Agreement" in the fourth and fifth lines thereof and substitute therefor the words "section 8(a) of the Secured Loan Agreement."

               (h) Section 5(f)(vi) of the Lease Agreement is amended to add the words "or the holder of any Loan Certificates" immediately following the words "or any Participant" in each place where they appear therein.

               (i) Section 5(f)(vii) of the Lease Agreement is amended to add the words "or the holder of any Loan Certificates" at the end thereof.

               (j) section 5(f) of the Lease Agreement is amended to delete the words "Section 10(a) of the Financing Agreement" in the fortieth and forty first lines thereof and substitute therefor the words "Section 9(a) of the Secured Loan Agreement."

               (k) Section 6 of the Lease Agreement is amended to add the words ", the Secured Loan Agreement Participants" immediately following the word "Participant" in the twenty fifth and twenty ninth lines thereof.

               (1) Section 15(d)(iii) of the Lease Agreement is amended to delete the words "Section 11fd)(vi) of the Financing Agreement" in the thirty third line thereof and substitute therefor the words "section 10fd)(vi) of the Secured Loan Agreement.,,

               (m) Section 16(a) of the Lease Agreement is amended to add the words "or Section 3.04(b) of the Second
Supplemental Indenture" at the end of the first sentence thereof.

               (n) Section 20(a) of the Lease Agreement is amended to delete the words "Section 12 of the Financing
Agreement" in the eighth line thereof and substitute therefor the words "Section 11 of the Secured Loan Agreement."

               (o) Section 21(a) of the Lease Agreement is amended to add the words "the Secured Loan Agreement

                       Exhibit B - Page 3
participants," immediately following the words "the participants," in each place where they appear therein.

               (p) Sections 21(b) and (c) of the Lease Agreement are each amended to add the words "the Secured Loan Agreement participants," immediately following the words "each participant," in each place where they appear therein.

               (q) Section 21(d) of the Lease Agreement is amended
(i) to delete the words "Financing Agreement" in the sixth line thereof and substitute therefor the words "Secured Loan Agreement" and (ii) to add the words "the Lease Amendment," immediately following the words "the Lease Supplement," in the sixth and fifteenth lines thereof.

               (r) Section 21(e) of the Lease Agreement is amended to add the words "and the Secured Loan Agreement participants" immediately following the words "any Participant" in the first line thereof.

               (s) Sections 22(e) and (f) of the Lease Agreement are amended to delete the words "the Financing Agreement" and substitute therefor the words "Secured Loan Agreement" in each place where they appear therein.

               (t) Annex 1 to this Amendment hereby replaces
Schedule 1 to the Lease Agreement.

               (u) Annex 2 to this Amendment is hereby added to the Lease Agreement as new Schedule 4 thereto.

          2. Consent to Second Supplemental Indenture. In order to further secure and provide for the payment of the indebtedness evidenced by the Loan Certificates, the Owner Trustee provides in the Second Supplemental Indenture, among other things, for the grant, conveyance, assignment, transfer, mortgage and pledge of, and the creation of a first priority perfected security interest for the benefit of the indenture Trustee in and to, all of the right, title and interest of the Owner Trustee in, to and under this Amendment as provided in the Assignment Clause of the Second Supplemental Indenture. Lessee hereby consents to the terms of the Second Supplemental Indenture, including, without limitation, the issuance to the Secured Loan Agreement Participants of Lean Certificates of Series B thereunder, and such grant, conveyance, assignment, transfer, mortgage, pledge and creation.

          3. Continued Effectiveness. Except as expressly modified by this Amendment, the provisions of the Lease Agreement shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto agree that the terms of this Amendment, to the extent inconsistent with the terms of any

                      Exhibit B - Page 4
operative Document, shall control and supersede the terms of such Operative Document.

          4. Effectiveness. This Amendment Shall be effective as of the date first above written, provided that on or before such date the Loan Certificates of Series B have been issued to the Secured Loan Agreement Participants as provided in the Second Supplemental Indenture.

          5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of such separate counterparts shall together constitute but one and the same instrument.


                       Exhibit B - Page 5

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              SAN DIEGO GAS & ELECTRIC COMPANY



                      By:
                      ___________________________________________
                      Its: Vice President - Finance and Treasurer




                              SANWA BANK CALIFORNIA

                      By:
                      ___________________________________
                      Its: Vice President


                      By:
                      ___________________________________
                      Its: Vice President








                       Exhibit B - Page 6

STATE OF CALIFORNIA )
                    ) SS.
COUNTY OF SAN DIEGO )


     On July 1, 1993 before me,
_________________________________________  , personally appeared
M.K. Malquist, Vice President - Finance and Treasurer of San Diego Gas & Electric Company personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

Signature ______________________________


                                                   (notarial seal)



STATE OF CALIFORNIA      )
                         ) SS.
COUNTY OF SAN FRANCISCO  )

     On July 1, 1993 before me,
___________________________________, personally appeared
____________________________________________, Vice Presidents of
Sanwa Bank California personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

Signature ___________________________________


                                                  (notarial seal)


                       Exhibit B - Page 7

                             ANNEX 1
                               TO
                  AMENDMENT TO LEASE AGREEMENT

                           SCHEDULE 1
                               TO
                         LEASE AGREEMENT

                     STIPULATED LOSS VALUES

          The Stipulated Loss Value of the Equipment as of a particular date shall mean the product derived from multiplying
(i) the percentage figure opposite the appropriate Semi-Annual Rent Payment Date set forth in the table appearing below by (ii) Lessor's Cost. Stipulated Loss Value does not include any Rent unpaid as of or due on such Date, or any amounts for which Lessee may be obligated for indemnification under Sections 12, 13 and 24 of the Lease.

Semi-Annual           Semi-Annual         Percentage of
Rent Payment No.      Rent Payment No.    Lessor's Cost
- ----------------      ----------------    -------------

30                    01/01/1994          74.64639139
31                    07/01/1994          70.68790928
32                    01/01/1995          70.36526851
33                    07/01/1995          66.27903401
34                    01/01/1996          65.83777900
35                    07/01/1996          61.63310228
36                    01/01/1997          61.08070334
37                    07/01/1997          56.76701751
38                    01/01/1998          56.10895047
39                    07/01/1998          51.68997695
40                    01/01/1999          50.92809675
41                    07/01/1999          46.40596936
42                    01/01/2000          45.54251785
43                    07/01/2000          40.91956147
44                    01/01/2001          39.95697961
45                    07/01/2001          35.23572462
46                    01/01/2002          34.16997374
47                    07/01/2002          29.33823085
48                    01/01/2003          28.14517621
49                    07/01/2003          23.18499171
50                    01/01/2004          20.00000000

                       Exhibit B - Page 8

                             ANNEX 2
                               TO
                  AMENDMENT TO LEASE AGREEMENT

                           SCHEDULE 4
                               TO
                         LEASE AGREEMENT

                      RENT PAYMENT SCHEDULE

Semi-Annual           Semi-Annual           Rent Amount
Rent Payment No.      Rent Payment Date
- ----------------      -----------------     ------------
3O                    01/01/1994            $2,509,015.62
31                    07/01/1994            7,527,046.87
32                    01/01/1995            2,509,015.62
33                    07/01/1995            7,527,046.87
34                    01/01/1996            2,509,015.62
35                    07/01/1996            7,527,046.87
36                    01/01/1997            2,509,015.62
37                    07/01/1997            7,527,046.87
38                    01/01/1998            2,509,015.62
39                    07/01/1998            7,527,046.87
40                    01/01/1999            2,509,015.62
41                    07/01/1999            7,527,046.87
42                    01/01/2000            2,509,015.62
43                    07/01/2000            7,527,046.87
44                    01/01/2001            2,509,015.62
45                    07/01/2001            7,527,046.87
46                    01/01/2002            2,509,015.62
47                    07/01/2002            7,527,046.87
48                    01/01/2003            2,509,015.62
49                    07/01/2003            7,527,046.87
50                    01/01/2004            4,990,153.30



                            Exhibit B - Page 9